EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Investor Relations

703-742-5393

InvestorRelations@quadramed.com

QUADRAMED CORPORATION ANNOUNCES Q1 2007 RESULTS

Net Income of $2.6 million

EPS of $0.03 Basic and Diluted

Cash Flow from Operations of $8.9 million

EBITDA of $3.7 million

RESTON, VA – (May 8, 2007) — QuadraMed Corporation (Amex:QD) announced today that it will report net income of $2.6 million before preferred stock accretion for the three months ended March 31, 2007, compared to a net loss of $(1.8) million for the same period in 2006. Income from operations was $2.1 million for the three months ended March 31, 2007, compared to a loss from operations of $(2.0) million for the same period in 2006.

Cash and investments increased by $8.3 million during the three months ended March 31, 2007, to $52.8 million from $44.5 million at December 31, 2006. Cash flow from operations was $8.9 million for three months ended March 31, 2007, compared to $5.3 million for the corresponding three months in 2006. Cash flow in both periods was significantly influenced by the collection of annual maintenance billings which are billed early in the first quarter.

Revenues of $29.2 million, gross margin of 62% and operating expenses of $16.1 million combined to produce the achieved operating results for the quarter. These are compared to revenues of $28.9 million, gross margin of 62% and operating expenses of $19.9 million for the same period in 2006.

Total operating expenses of $16.1 million for the three months ended March 31, 2007 are compared to $19.9 million for the three months ended March 31, 2006. After removing the effect of $1.4 million of severance and settlement of litigation costs from the 2006 figures, operating expenses decreased approximately $2.4 million between the three month periods. The Company’s reorganization during the first quarter of 2006, as well as other management initiatives enacted in connection with the Company’s strategic plan, have accounted for the majority of these operating expense declines.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) was $3.7 million or 13% of revenues for the three months ended March 31, 2007, compared to EBITDA of $0.2 million for the same period in 2006.

The Company will also report net income attributable to common shareholders of $1.3 million, or $0.03 per basic and diluted share for the three months ended March 31, 2007; this is compared to a net loss attributable to common shareholders of $(3.3) million, or $(0.08) per basic and diluted share for the same period in 2006.

“I am pleased that we are reporting a fourth consecutive quarter with strong positive net income from operations. We were able to keep operating expenses in check during the quarter even while incurring investment expenses tied to the rebranding roll-out of our new corporate tagline ‘Quality Care. Financial Health’ and an increased presence at HIMSS’07, the largest tradeshow in the HIT industry. EBITDA performance, growing cash and investments and positive cash flow continue to be core strengths of our business,” said Keith Hagen, QuadraMed president and chief executive officer.

The Company also reported that on April 19, 2007 it finalized a new AffinityTM revenue cycle management contract with an acute care community hospital. The Affinity contract has a three year total value of approximately $1.0 million and includes the full line of QuadraMed revenue cycle products.

Management will review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Tuesday, May 8, 2007. To ensure fair dissemination of information, no inquiries of management should be made regarding QuadraMed’s results until after the conference call. A brief question and answer period will follow management’s presentation. The dial-in number for the conference call is 800-361-0912 domestic and 913-981-5559 international. Callers should dial in by 3:45 PM Eastern (12:45 PM Pacific) to register. The call will also be webcast live and available to the public via the Investor Relations section of QuadraMed’s webpage at www.quadramed.com. Please note that the webcast is listen-only. Listeners should access the website at 3:45 PM Eastern (12:45 PM Pacific) to register and to download and install any necessary audio software. Webcast replays will be available shortly after the live call is completed. Replay will be available until May 14, 2007. Replay telephone numbers are 719-457-0820 or 888-203-1112; replay passcode is 7462316.

Attachments	Exhibit 1	Condensed Consolidated Balance Sheets as of March 31, 2007 and December 31, 2006

	Exhibit 2	Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2007 and 2006

	Exhibit 3	Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2007 and 2006

	Exhibit 4	Reconciliation of EBITDA and Non-GAAP Measurements for the Three Months Ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005

	Exhibit 5	Reconciliation of EBITDA and Non-GAAP Measurements for the Three Months Ended March 31, 2007 and March 31, 2006 and the Twelve Months Ended March 31, 2007

About QuadraMed Corporation

QuadraMed Corporation advances the success of healthcare organizations through IT solutions that leverage quality care into positive financial outcomes. As evolving reimbursement scenarios challenge healthcare organizations to leverage quality of care into payment, clients committing to QuadraMed’s care-based solutions can realize market leading financial performance. Using QuadraMed’s end-to-end solutions to optimize the patient experience and leverage quality of care into payment, our clients can receive the proper reimbursement, in the shortest time, at the lowest administrative cost. Behind our products and services is a staff of almost 600 professionals whose experience and dedication to service have earned QuadraMed the trust and loyalty of customers at approximately 2,000 healthcare provider facilities. To find out more about QuadraMed, visit www.quadramed.com.

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 by QuadraMed that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”). QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

QuadraMed Affinity and Care-based Revenue Cycle are registered trademarks of QuadraMed Corporation. All other trademarks are the property of their respective holders.

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Exhibit 1

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

(unaudited)

	March 31, 2007	December 31, 2006
ASSETS
Current assets
Cash and cash equivalents	$28,499	$32,596
Short-term investments	23,181	10,703
Accounts receivable, net of allowance for doubtful accounts of $1,876 and $2,612, respectively	21,373	20,358
Unbilled and other receivables	2,807	4,253
Prepaid expenses and other current assets, net of allowance on other receivable of $909 and $833, respectively	11,109	10,848

Total current assets	86,969	78,758

Restricted cash	2,287	2,341
Long-term investments	1,109	1,244
Property and equipment, net of accumulated depreciation and amortization of $21,604 and $21,131, respectively	2,302	2,557
Goodwill	25,983	25,983
Other intangible assets, net of accumulated amortization of $ 29,266 and $28,354, respectively	1,220	2,132
Other long-term assets	3,180	3,183

Total assets	$123,050	$116,198

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses	$2,375	$3,493
Accrued payroll and related	5,479	8,720
Other accrued liabilities	5,829	5,666
Dividends payable	2,305	3,775
Deferred revenue	55,171	46,347

Total current liabilities	71,159	68,001

Accrued exit cost of facility closing	1,567	2,066
Deferred Income Taxes	1,117	1,042
Other long-term liabilities	2,599	2,618

Total liabilities	76,442	73,727

Stockholders’ equity
Preferred stock, $0.01 par, 5,000 shares authorized, 4,000 shares issued and outstanding, respectively	94,598	93,290
Common stock, $0.01 par, 150,000 shares authorized; 44,300 and 43,678 shares issued and 43,843 and 43,221 outstanding, respectively	443	437
Shares held in treasury	(5)	(5)
Additional paid-in-capital	306,012	304,504
Accumulated other comprehensive loss	(50)	(49)
Accumulated deficit	(354,390)	(355,706)

Total stockholders’ equity	46,608	42,471

Total liabilities and stockholders’ equity	$123,050	$116,198

Exhibit 1 to Press Release dated May 8, 2007

Exhibit 2

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three months ended, March 31,
	2007	2006
Revenue
Services	$3,313	$2,915
Maintenance	13,924	13,562
Installation and other	2,414	2,872

Services and other revenue	19,651	19,349
Licenses	9,057	9,182
Hardware	498	397

Total revenue	29,206	28,928

Cost of revenue
Cost of services and other revenue	7,027	6,867

Royalties and other	2,979	2,764
Amortization of acquired technology and capitalized software	471	995

Cost of license revenue	3,450	3,759
Cost of hardware revenue	492	363

Total cost of revenue	10,969	10,989

Gross margin	18,237	17,939

Operating expense
General and administration	3,873	6,557
Software development	7,412	8,569
Sales and marketing	3,896	3,696
Amortization of intangible assets and depreciation	923	1,123

Total operating expenses	16,104	19,945

Income (loss) from operations	2,133	(2,006)

Other income (expense)
Interest expense, includes non-cash charges of $85, $383, $306 and $740, respectively	(50)	(123)
Interest income	573	366
Other income (expense), net	77	18

Other income (expense)	600	261

Income (loss) from continuing operations before income taxes	$2,733	$(1,745)
Provision for income taxes	(109)	(98)

Income (loss) from continuing operations	2,624	(1,843)

Net income (loss)	$2,624	$(1,843)
Preferred stock accretion	(1,308)	(1,489)

Net income (loss) attributable to common shareholders	$1,316	$(3,332)

Income (loss) per share-basic
Basic	$0.03	$(0.08)
Diluted	$0.03	$(0.08)
Weighted average shares outstanding
Basic	43,540	41,319

Diluted	79,355	41,319

Exhibit 2 to Press Release dated May 8, 2007

Exhibit 3

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended March 31,
	2007	2006
Cash flows from operating activities
Net income (loss) attributable to common shareholders	$1,316	$(3,332)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,394	2,118
Deferred compensation amortization	96	96
Dividend discount amortization	33	101
Provision for bad debts	156	386
Stock-based compensation expense	384	271
Loss (gain) on sales of investments	(11)	—
Interest expense on note payable	18	18
Preferred stock accretion and dividend premium	1,308	1,489

Changes in assets and liabilities:
Accounts receivable	290	(1,373)
Prepaid expenses and other	(230)	1,172
Accounts payable and accrued liabilities	(4,671)	(3,903)
Deferred revenue	8,824	8,246

Cash provided by operating activities	8,907	5,289

Cash flows from investing activities
Decrease in restricted cash	54	80
Purchases of available-for-sale securities	(17,412)	(115)
Proceeds from the sale of assets and available-for-sale securities, net	5,046	100
Purchases of property and equipment	(228)	(255)
Other	5	24

Cash used in investing activities	(12,535)	(166)

Cash flows from financing activities
Payment of preferred stock dividends	(1,503)	(1,625)
Proceeds from issuance of common stock and other	1,034	246

Cash used in financing activities	(469)	(1,379)

Net increase (decrease) in cash and cash equivalents	(4,097)	3,744

Cash and cash equivalents, beginning of period	32,596	33,042

Cash and cash equivalents, end of period	$28,499	$36,786

Exhibit 3 to Press Release dated May 8, 2007

Exhibit 4

QUADRAMED CORPORATION

Reconciliation of EBITDA and Non-GAAP Measurements

(in thousands, except percentages)

(unaudited)

	For the Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

Net income (loss), as reported	$2,624	$3,962	$5,979	$3,847	($1,843)	$1,247

Adjustments to Net Income for EBITDA
Interest Expense	50	68	85	103	123	(156)
Interest Income	(573)	(480)	(501)	(399)	(366)	(305)
Benefit (provision) for Income Taxes	109	80	101	63	98	149
Depreciation and Amortization	1,490	1,756	1,878	2,133	2,215	2,141

Subtotal Adjustments for EBITDA	1,076	1,424	1,563	1,900	2,070	1,829

EBITDA	$3,700	$5,386	$7,542	$5,747	$227	$3,076

Proforma Net Income (Loss) before Preferred Stock Accretion

Net income (loss), as reported	$2,624	$3,962	$5,979	$3,847	($1,843)	$1,247

Exit Cost on Facility Closing (San Rafael)	—	—	—	—	—	—
Exit Cost on Facility Closing (Discontinued Operation)	—	—	—	—	—	—
Cash Severance	—	—	—	142	315	—
Non-Cash Severance	—	—	—	—	—	—
Costs of Litigation	—	—	—	27	1,124	—
Gain on Sale of EDI Division	—	—	—	—	—	—
Loss from Discontinued Operation	—	—	—	—	—	(68)

Subtotal Proforma adjustments	—	—	—	169	1,439	(68)

Proforma net income (loss)	$2,624	$3,962	$5,979	$4,016	($404)	$1,179

Proforma Income (Loss) from Operations

Income (loss) from operations, as reported	$2,133	$3,623	$5,624	$3,578	($2,006)	$817

Exit Cost on Facility Closing (San Rafael)	—	—	—	—	—	—
Cash Severance	—	—	—	142	315	—
Non-Cash Severance	—	—	—	—	—	—
Costs of Litigation	—	—	—	27	1,124	—
Gain on Sale of EDI Division	—	—	—	—	—	—

Subtotal Proforma adjustments	—	—	—	169	1,439	—

Proforma Income (loss) from operations	$2,133	$3,623	$5,624	$3,747	($567)	$817

Other Information

Revenue	$29,206	$31,213	$33,032	$32,028	$28,928	$31,209
Costs of Revenue	$10,969	$12,171	$10,975	$11,592	$10,989	$11,806

Gross Margin	$18,237	$19,042	$22,057	$20,436	$17,939	$19,403

Gross Margin %	62%	61%	67%	64%	62%	62%

Exhibit 4 to Press Release dated May 8, 2007

Exhibit 5

QUADRAMED CORPORATION

Reconciliation of EBITDA and Non-GAAP Measurements

(in thousands, except percentages)

(unaudited)

	For the Three Months Ended		Last 12 Months Ended
	3/31/07	3/31/06	3/31/07
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

Net income (loss), as reported	$2,624	($1,843)	$16,412

Adjustments to Net Income for EBITDA
Interest Expense	50	123	306
Interest Income	(573)	(366)	(1,953)
Benefit (provision) for Income Taxes	109	98	353
Depreciation and Amortization	1,490	2,215	7,282

Subtotal Adjustments for EBITDA	1,076	2,070	5,988

EBITDA	$3,700	$227	$22,400

Proforma Net Income (Loss) before Preferred Stock Accretion

Net income (loss), as reported	$2,624	($1,843)	$16,412

Exit Cost on Facility Closing (San Rafael)	—	—	—
Exit Cost on Facility Closing (Discontinued Operation)	—	—	—
Cash Severance	—	315	142
Non-Cash Severence	—	—	—
Costs of Litigation	—	1,124	27
Gain on Sale of EDI Division	—	—	—
Loss from Discontinued Operation	—	—	—

Subtotal Proforma adjustments	—	1,439	169

Proforma net income (loss)	$2,624	($404)	$16,581

Proforma Income (Loss) from Operations

Income (loss) from operations, as reported	$2,133	($2,006)	$14,958

Exit Cost on Facility Closing (San Rafael)	—	—	—
Cash Severance	—	315	142
Non-Cash Severence	—	—	—
Costs of Litigation	—	1,124	27
Gain on Sale of EDI Division	—	—	—

Subtotal Proforma adjustments	—	1,439	169

Proforma Income (loss) from operations	$2,133	($567)	$15,127

Other Information

Revenue	$29,206	$28,928	$125,479
Costs of Revenue	$10,969	$10,989	$45,707

Gross Margin	$18,237	$17,939	$79,772

Gross Margin %	62%	62%	64%

Exhibit 5 to Press Release dated May 8, 2007